Exhibit 10.34

CONFIDENTIAL TREATMENT REQUESTED.

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN

REQUESTED IS OMITTED AND MARKED WITH “[*******]” OR OTHERWISE

CLEARLY INDICATED. AN UNREDACTED VERSION OF THIS DOCUMENT HAS

ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 2 TO ASSET PURCHASE, SUPPLY AND SUPPORT AGREEMENT

THIS AMENDMENT NO. 2 TO ASSET PURCHASE, SUPPLY AND SUPPORT AGREEMENT (this “Amendment”) is entered into as of September 10, 2019 (the “Effective Date”), by and between MOLTENI & C. DEI F.LLI ALITTI SOCIETÀ DI ESERCIZIO S.P.A., a company organized and existing under the laws of Italy having its principal office at Strada Statale 67, Frazione Granatieri, Scandicci (Florence), Italy (“Molteni”), and TITAN PHARMACEUTICALS, INC., a corporation organized and existing under the laws of the State of Delaware and having its principal office at 400 Oyster Point Blvd., Suite 505, South San Francisco, CA 94080-1921, United States (“Titan”), each a “Party” and collectively, the “Parties”. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement (as defined below).

WHEREAS, Molteni and Titan are parties to that certain Asset Purchase, Supply and Support Agreement, dated as of March 21, 2018 (as amended by that certain Amendment No. 1 to the Asset Purchase, Supply and Support, dated as of August 3, 2018, the “Agreement”); and

WHEREAS, Molteni and Titan have agreed to enter into an amendment of even date herewith to the Amended and Restated Venture Loan an Security Agreement among the Parties and Horizon Technology Finance Corporation (the “Loan Amendment”); and

WHEREAS, the Parties wish to amend the terms of the Agreement pursuant to Section 16.7 thereof and to agree to certain additional covenants and agreements set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in the Loan Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

1.                   Earn-Out Payments. Section 7.2(a) and Section 7.2(b) of the Agreement are hereby deleted in their entirety and replaced with the following:

(a) Subject to the terms of this Agreement, with respect to each Calendar Year of the Agreement Term commencing on the later of (i) January 1, 2021 and (ii) the one year anniversary of the DPT Project Completion Date (the “Earn-Out Commencement Date”) and ending on or before March 31, 2033, Molteni shall pay Titan Earn-Out Payments on annual Net Sales of the Final Product in the Primary Territory in each Calendar Year at the following rates:

	From (€)	To (€)	Earn-Out Payment (%) on Net Sales
Tier 1	0	******	****%
Tier 2	******	******	****%
Tier 3	******	Beyond	****%

By way of example, € ***** total annual Net Sales of the Final Product in the Primary Territory shall be subject to Earn-Out Payments equal to € **** at ****% and € ***** at ****%, for a total payment for such year of € ****. For purposes of this Section 7.2(a), “DPT Project Completion Date” shall mean the date on which the EU manufacturing compliance project program at DPT Laboratories Ltd., dated September 2, 2019 (previously provided to Molteni on September 10, 2019) (the “DPT Plan”) has been completed.

(b)       Subject to the terms of this Agreement, with respect to each Calendar Year of the Agreement Term commencing on January 1, 2021 and ending on or before March 31, 2033, Molteni shall pay Titan an Earn-Out Payment of ***** (****%) of Net Sales of any Competitor Product sold by or on behalf of Molteni, its Affiliates, or any licensees in the Territory; provided, that, notwithstanding the foregoing, no such payments shall accrue or be made with respect to any Net Sales of any Competitor Product sold on or before the Earn-Out Commencement Date.

2.         Step-In Rights. The first sentence of Section 13.7 of the Agreement is hereby deleted in its entirety and replaced with the following:

“In the event (a) of a material disruption to any of the services to be performed by Titan under this Agreement, including those services contemplated by Article 4, Article 6 and Article 11 hereunder (the “Services”) (including a disruption due to Force Majeure), (b) of repeated Services performance failures (provided that Molteni gives notice to Titan of such repeated Services performance failures and Molteni’s intent to exercise its step in rights and provides Titan with a reasonable period, not to exceed thirty (30) days, to cure such Services performance failures), (c) Titan states that it is unable to perform, or refuses to perform, any Services, (d) Molteni is directed, or required, by a Law or Governmental Authority to step in, or (e) if the DPT Project Completion Date has not occurred prior to December 31, 2019, Molteni may, in each case, act as agent of the Company, control, step in and supervise or perform, or designate a Third Party to control, step in and supervise or perform, Titan’s performance of the impacted Services or complete the DPT Plan, as applicable, until such time that Titan can demonstrate the ability to resume the performance of such Services or, in solely the case of cause (e) above, the DPT Project Completion Date has occurred, as applicable (the date Molteni steps-in, the “Step-In Date”).”

3.                   Effectiveness and Ratification. All of the provisions of this Amendment shall be effective as of the Effective Date. Except as specifically provided for in this Amendment, the terms of the Agreement remain in full force and effect unaffected by this Amendment.

4.                   Effect of Amendment. Whenever the Agreement is referred to in the Agreement or in any other agreements, documents and instruments, such reference shall be deemed to be to the Agreement as amended by this Amendment.

5.                   Miscellaneous. Article 16 of the Agreement shall apply mutatis mutandis to this Amendment.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

TITAN PHARMACEUTICALS, INC.

By:	/s/ Sunil Bhonsle
Name: Sunil Bhonsle
Title: Chief Executive Officer

L. MOLTENI & C. DEI F.LLI ALITTI SOCIETÀ DI ESERCIZIO S.P.A.

By:	Gaetano Ievolella
Name: Gaetano Ievolella
Title: Chief Financial Officer

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